UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9700	94-3025021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

3000 Schwab Way
Westlake, Texas	76262
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 859-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $.01 par value per share	SCHW	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 5.95% Non-Cumulative Preferred Stock, Series D	SCHW PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 4.450% Non-Cumulative Preferred Stock, Series J	SCHW PrJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The 2023 Annual Meeting of Stockholders of The Charles Schwab Corporation (“CSC”) was held on May 18, 2023.

(b)

All nominees for directors were elected, and each nominee received more “for” votes than “against” votes cast for his or her election. The proposal to ratify the selection of Deloitte & Touche LLP as CSC’s independent auditors for the 2023 fiscal year was approved. The advisory vote on named executive officer (“NEO”) compensation was approved. The advisory vote on the frequency of approval of named executive officer compensation was approved as one year. The stockholder proposal requesting pay equity disclosure was not approved. The stockholder proposal requesting disclosure of discrimination risk oversight and impact was not approved. The final voting results were as follows:

		For	Against	Abstain	Broker Non-Vote
1	Election of Directors
	(a) Marianne C. Brown	1,391,923,049	77,744,557	10,504,388	65,171,953
	(b) Frank C. Herringer	1,187,522,013	276,652,237	15,997,744	65,171,953
	(c) Gerri K. Martin-Flickinger	1,398,255,689	71,370,592	10,545,713	65,171,953
	(d) Todd M. Ricketts	1,397,658,822	71,906,569	10,606,603	65,171,953
	(e) Carolyn Schwab-Pomerantz	1,386,051,905	78,347,621	15,772,468	65,171,953
2	Ratification of the selection of Deloitte & Touche LLP as independent auditors	1,466,597,288	77,187,153	1,559,506	0
3	Advisory vote to approve named executive officer (NEO) compensation	1,358,945,646	118,735,604	2,490,744	65,171,953

		One Year	Two Years	Three Years	Abstain	Broker Non-Vote
4	Frequency of advisory vote on NEO compensation	1,463,499,865	3,414,694	11,453,065	1,804,370	65,171,953

		For	Against	Abstain	Broker Non-Vote
5	Stockholder Proposal on Pay Equity Disclosure	361,505,475	1,101,320,605	17,345,914	65,171,953
6	Stockholder Proposal on Discrimination Risk Oversight and Impact	14,281,846	1,454,343,901	11,546,247	65,171,953

(d)

CSC has decided, in light of the vote of stockholders, to include a stockholder vote on the compensation of NEOs in its proxy materials annually until the next required vote on the frequency of stockholder votes on the compensation of NEOs (which would be at CSC’s 2029 Annual Meeting of Stockholders unless presented earlier).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: May 22, 2023	By:	/s/ Peter Crawford
Peter Crawford
Managing Director and Chief Financial Officer